As filed with the Securities and Exchange Commission on February 2, 2005

Registration No. 333-119163

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

WPP Finance (UK)	WPP Group plc
(Exact name of Registrant as specified in its charter and translation of Registrant’s name into English)	(Exact name of Registrant as specified in its charter and translation of Registrant’s name into English)

United Kingdom	7311	None	United Kingdom	7311	None
(State or other jurisdiction of incorporation or organization)	(Primary standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)	(State or other jurisdiction of incorporation or organization)	(Primary standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

27 Farm Street

London W1J 5RJ England

011-44-20-7408-2204

(Address and telephone number of Registrant’s principal executive offices)

David Calow

Group Chief Counsel

27 Farm Street

London W1J 5RJ England

011-44-20-7408-2204

(Name, address and telephone number of agent for service)

with a copy to:

Curt C. Myers, Esq.

Davis & Gilbert LLP

1740 Broadway

New York, New York 10019

212-468-4800

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this registration statement.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

EXPLANATORY NOTE

This Amendment No. 2 to the registration statement of WPP Finance (UK) and WPP Group plc (“Amendment No. 2”) does not relate to our preliminary prospectus, which is not amended hereby. Consequently, this Amendment No. 2 does not include a copy of the preliminary prospectus. This Amendment No. 2 is being filed solely to include additional undertakings in Item 22.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Article 118 of WPP Finance (UK)’s Articles of Association, set forth in Table A to the U.K. Companies Act 1985, provides:

“Subject to the provisions of the Act (referring to the Companies Act 1985) but without prejudice to any indemnity to which a director may otherwise be entitled, every director or other officer or auditor of the company shall be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company.”

Article 136 of WPP Group plc’s Articles of Association provides:

“Subject to the Statutes, every director or other officer (excluding an auditor) of the Company shall be indemnified out of the assets of the Company against all liabilities incurred by him in actual or purported execution or discharge of his duty or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or offices but:

(a)	this indemnity shall not apply to any liability to the extent that it is recovered from any other person; and

(b)	the indemnity is subject to such officer taking all reasonable steps to effect such recovery, to the intent that the indemnity shall not apply where an alternative right of recovery is available and capable of being enforced.”

Section 310 of the Companies Act 1985 (as amended), applicable to each of WPP Finance (UK), a private unlimited liability company incorporated under the law of England and Wales, and WPP Group plc, a public limited company incorporated under the laws of England and Wales, provides as follows:

“310. PROVISIONS EXEMPTING OFFICERS AND AUDITORS FROM LIABILITY

(1) This section applies to any provision, whether contained in a company’s articles or in any contract with the company or otherwise, for exempting any officer of the company or any person (whether an officer or not) employed by the company as auditor from, or indemnifying him against, any liability which by virtue of any rule of law would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the company.

(2) Except as provided by the following subsection, any such provision is void.

(3) This section does not prevent a company

(a) from purchasing and maintaining for any such officer or auditor insurance against any such liability; or

(b) from indemnifying any such officer or auditor against any liability incurred by him

(i) in defending any proceedings (whether civil or criminal) in which judgment is given in his favour or he is acquitted, or

(ii) in connection with any application under section 144(3) or (4) (acquisition of shares by innocent nominee) or section 727 (general power to grant relief in case of honest and reasonable conduct) in which relief is granted to him by the court.”

Section 727 of the Companies Act 1985 (as amended) provides as follows:

“727 POWER OF COURT TO GRANT RELIEF IN CERTAIN CASES:

“(1) If in any proceedings for negligence, default, breach of duty or breach of trust against any officer of a company or a person employed by a company as auditor (whether he is or is not an officer of the company) it appears to the court hearing the case that that officer or person is or may be liable in respect to the negligence, default, breach of duty or breach of trust, but that he has acted honestly and reasonably, and that having regard to all of the circumstances of the case (including those connected with his appointment) he ought fairly to be excused for the negligence, default, breach of duty or breach of trust, that court may relieve him, either wholly or partly, from his liability on such terms as it thinks fit.

(2) If any such officer or person as above-mentioned has reason to apprehend that any claim will or might be made against him in respect of any negligence, default, breach of duty or breach of trust, he may apply to the court for relief; and the court on the application has the same power to relieve him as under this section it would have had if it had been a court before which proceedings against that person for negligence, default, breach of duty or breach of trust had been brought.

(3) Where a case to which subsection (1) applies is being tried by a judge with a jury, the judge, after hearing the evidence, may, if he is satisfied that the defendant or defender ought in pursuance of that subsection to be relieved either in whole or in part from the liability sought to be enforced against him, withdraw the case in whole or in part from the jury and forthwith direct judgment to be entered for the defendant or defender on such terms as to costs or otherwise as the judge may think proper.”

WPP Group plc maintains directors’ and officers’ insurance coverage that, subject to policy terms and limitations, will include coverage to reimburse WPP Group plc for amounts that it may be required or permitted by law to pay directors or officers of WPP Group plc.

ITEM 21.

(a) Exhibits.

Exhibit No.	Exhibit Title
2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 11, 2000, by and among WPP Group plc, Young & Rubicam Inc., York Merger Corp. and York II Merger Corp. (incorporated herein by reference to Exhibit 2 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 25, 2000).

3.1	Memorandum and Articles of Association of WPP Group plc (incorporated herein by reference to Exhibit 1.1 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

3.2	Memorandum and Articles of Association of WPP Finance (UK).*

4.1	Amended and Restated Deposit Agreement, dated as of October 24, 1995, among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a) of the Registration Statement on Form F-6 filed with the Securities and Exchange Commission on October 31, 1996 (File No. 333-5906)).

Exhibit No.	Exhibit Title
4.2	Amendment No. 1 to Amended and Restated Deposit Agreement, dated as of November 9, 1999, by and among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a)(i) of Amendment No. 1 to the Registration Statement on Form F-6 filed with the Securities and Exchange Commission on November 9, 1999 (File No. 333-5906)).

4.3	Form of Amendment No. 2 to Amended and Restated Deposit Agreement, dated as of October 3, 2000, among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a)(i) of Amendment No. 2 to the Registration Statement on Form F-6, filed with the Securities and Exchange Commission on October 2, 2000 (File No. 333-5906).

4.4	Form of Amendment No. 3 to Amended and Restated Deposit Agreement, dated as of May 17, 2002, among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a)(i) of Amendment No. 3 to the Registration Statement on Form F-6, filed with the Securities and Exchange Commission on April 19, 2002 (File No. 333-5906).

4.5	Indenture dated as of January 20, 2000 between Young & Rubicam Inc. and The Bank of New York as trustee (incorporated herein by reference to Exhibit 10.28 to Young & Rubicam Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-14093)).

4.6	Form of 3% Convertible Subordinated Note due 2005 (incorporated herein by reference to Exhibit A to Exhibit 10.28 to Young & Rubicam Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-14093)).

4.7	Form of First Supplemental Indenture to the Indenture dated as of January 20, 2000 for the 3% Convertible Subordinated Notes due 2005, among Young & Rubicam Inc., WPP Group plc, and The Bank of New York (incorporated herein by reference to Exhibit 4.7 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 29, 2000 (File Nos. 333-43650 and 333-43640)).

4.8	Form of Second Supplemental Indenture to the Indenture dated as of January 20, 2000 for the 3% Convertible Subordinated Notes due 2005, among Young & Rubicam Inc., WPP Group plc, and The Bank of New York (incorporated herein by reference to Exhibit 4.8 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 29, 2000 (File Nos. 333-43650 and 333-43640)).

4.9	Indenture dated as of July 15, 1998 between WPP Finance (USA) Corporation, WPP Group plc and Bankers Trust Company, as Trustee, in connection with the issuance of 6 5/8% Notes due July 15, 2005 and 6 7/8% Notes due July 15, 2008 (incorporated herein by reference to Exhibit 4.1 to WPP Finance (USA) Corporation’s and WPP Group plc’s Registration Statement on Form F-3 filed with the Securities and Exchange Commission on July 8, 1998 (File No. 333-9058)).

4.10	Forms of 6 5/8% Notes due July 15, 2005 and 6 7/8% Notes due July 15, 2008 (incorporated herein by reference to Exhibit 4.2 to WPP Finance (USA) Corporation’s and WPP Group plc’s Registration Statement on Form F-3 filed with the Securities and Exchange Commission on July 8, 1998 (File No. 333-9058)).

Exhibit No.	Exhibit Title
4.11	Agreement of Registrant to file, if requested by Securities and Exchange Commission, indenture and form of notes relating to the issuance of 5.125% Bonds due June 2004 and the issuance of 6.0% Bonds due June 2008 (incorporated herein by reference to Exhibit 2.12 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

4.12	Agreement of Registrant to file, if requested by the Securities and Exchange Commission, indentures and forms of notes relating to the issuance of 2% Convertible Bonds due April 2007 (incorporated by reference to Exhibit 2.14 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2001).

4.13	Form of Supplemental Indenture, dated as of December 30, 2003, among WPP Finance (USA) Corporation, WPP Group plc and Deutsche Bank Trust Company (formerly Bankers Trust Company), as Trustee, supplementing the Indenture dated as of July 15, 1998 pertaining to the issuance of 6 5/8% Notes due July 15, 2005 and 6 7/8% Notes due July 15, 2008 (incorporated here by reference to Exhibit 2.16 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003).

4.14	Indenture, dated as of June 23, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, and Citibank, N.A., as Trustee.*

4.15	First Supplemental Indenture, dated as of June 23, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, and Citibank, N.A., as Trustee, in connection with the issuance of U.S.$650,000,000 5.875% Notes due 2014.*

4.16	Form of 5.875% Notes Due 2014 (included as part of Exhibit 4.15).

4.17	Form of Guarantee of 5.875% Notes due 2014 (included as part of Exhibit 4.15).

5.1	Opinion of Davis & Gilbert LLP re legality.*

5.2	Opinion of Allen & Overy LLP re legality.*

10.1	Registration Agreement dated as of January 20, 2000 between Young & Rubicam Inc. and Salomon Smith Barney Inc., Bear Stearns & Co. Inc., Donaldson Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Thomas Weisel Partners LLC (incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed by Young & Rubicam Inc. with the Securities and Exchange Commission on April 17, 2000 (Reg. No. 333-34948)).

10.2	Form of Amendment to Registration Agreement between Young & Rubicam Inc. and the initial purchasers of Young & Rubicam’s 3% Convertible Subordinated Notes due 2005 (incorporated herein by reference to Exhibit 4.10 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 29, 2000 (File Nos. 333-43650 and 333-43640)).

10.3	$750 Million Credit Facility Agreement dated September 4, 2001 (incorporated by reference to Exhibit 2.15 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2001).

10.4	Consolidated Revolving Credit Facility Agreement, dated July 3, 1998, amending, modifying and restating the Revolving Credit Facility Agreement dated July 4, 1997 by and between WPP Group plc, the original Borrowers, the Guarantors, Bankers Trust Company (as facility agent) and the Lenders and Arrangers referred to therein (incorporated by reference to Exhibit 1(b) of the Annual Report on Form 20-F filed with the Securities and Exchange Commission on July 2, 1999).

Exhibit No.	Exhibit Title
10.5	Revolving Credit Facility and Term Out Facility Agreement, dated August 7, 2000 (incorporated herein by reference to Exhibit 99.1 of Form 6-K filed with the Securities and Exchange Commission on August 28, 2000).

10.6	The WPP Executive Stock Option Plan (incorporated herein by reference to Exhibit 99 of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 6, 1996 (File No. 333-05368).

10.7	Leadership Equity Acquisition Plan, adopted by WPP Group plc in September 1999 (incorporated herein by reference to Exhibit 4.5 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.8	WPP Group plc Performance Share Plan (incorporated herein by reference to Exhibit 4.6 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.9	2001-2003 Long Term Incentive Plan (“LTIP”) The Ogilvy Group, Inc. Participant Guide (incorporated herein by reference to Exhibit 4.7 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.10	2001-2003 Long Term Incentive Plan (“LTIP”) J. Walter Thompson Company, Inc. Participant Guide (incorporated herein by reference to Exhibit 4.8 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.11	J. Walter Thompson Company, Inc. Retained Benefit Supplemental Employee Retirement Plan (incorporated herein by reference to Exhibit 4.9 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.12	Young & Rubicam Inc. Deferred Compensation Plan (incorporated herein by reference to Exhibit 10.26 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.13	Amendment No. 1 to Young & Rubicam Inc. Deferred Compensation Plan effective as of November 19, 1997 (incorporated by reference to Exhibit 10.26 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1998).

10.14	Amendment No. 2 to Young & Rubicam Inc. Deferred Compensation Plan effective as of January 1, 1999 (incorporated herein by reference to Exhibit 10.27 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1998).

10.15	Young & Rubicam Holdings Inc. Restricted Stock Plan (incorporated herein by reference to Exhibit 10.4 to the Young & Rubicam’s Registration Statement on Form S-1 (File No. 333- 46929)).

10.16	Young & Rubicam Holdings Inc. Management Stock Option Plan (incorporated herein by reference to Exhibit 10.5 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.17	Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.6 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.18	Amendment to Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated herein by reference from Exhibit 10.28 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.19	Amendment No. 2 to Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.23 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1999).

Exhibit No.	Exhibit Title
10.20	Young & Rubicam Inc. Director Stock Option Plan (incorporated herein by reference to Exhibit 10.25 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1999).
10.21	Young & Rubicam Inc. Executive Income Deferral Program (incorporated herein by reference to Exhibit 4.19 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).
10.22	Ogilvy & Mather ERISA Excess Plan Summary Plan Description (incorporated herein by reference to Exhibit 4.20 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).
10.23	Ogilvy & Mather Executive Savings Plan Summary Plan Description, in connection with a 25% matching contribution (incorporated herein by reference to Exhibit 4.21 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).
10.24	Ogilvy & Mather Executive Savings Plan Summary Plan Description, in connection with a 50% matching contribution (incorporated herein by reference to Exhibit 4.22 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).
10.25	Ogilvy & Mather Deferred Compensation Plan Summary Plan Description (incorporated herein by reference to Exhibit 4.23 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).
10.26	2002-2004 LTIP Ogilvy & Mather Participant Guide (incorporated herein by reference to Exhibit 4.24 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2002).
10.27	2002-2004 LTIP J Walter Thompson Company, Inc. Participant Guide (incorporated herein by reference to Exhibit 4.25 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2002).
10.28	2003-2005 WPP LTIP Participant Guide (incorporated herein by reference to Exhibit 4.26 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003)
10.29	Leadership Equity Acquisition Plan, adopted by WPP Group plc on April 16, 2004 (incorporated herein by reference to Exhibit 4.27 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003).
10.30	Purchase Agreement, dated June 16, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, Barclays Capital Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets LLC, for themselves and on behalf of the several Initial Purchasers named on Schedule I thereto.*
10.31	Registration Rights Agreement, dated as of June 23, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, Barclays Capital Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, for themselves and on behalf of the several Initial Purchasers named in Schedule I to the Purchase Agreement dated June 16, 2004.*
12.1	Computation of Ratio of Earnings to Fixed Charges.*
21.1	List of subsidiaries of WPP Group plc (incorporated herein by reference to Exhibit 8.1 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003).
23.1	Consent of Davis & Gilbert LLP (included as part of Exhibit 5.1).
23.2	Consent of Allen & Overy LLP (included as part of Exhibit 5.2).
23.3	Consent of Independent Auditors.*
25.1	Statement of Eligibility of Trustee on Form T-1.*
99.1	Form of Letter of Transmittal.*
99.2	Form of Notice of Guaranteed Delivery.*
99.3	Form of Instructions to Registered Holder and/or DTC Participant from Beneficial Owner.*

Exhibit No.	Exhibit Title

99.4	Form of Letter to Registered Holders.*

99.5	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.*

*	Previously filed.

(b)  Financial statement schedules.

Not applicable.

ITEM 22. UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission under Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

(2) That, for the purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) The undersigned registrant hereby undertakes, as a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act or 17 C.F.R. § 210.3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Form F-3.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e) The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(f) The undersigned registrant hereby undertakes: (i) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means; and (ii) to arrange or provide for a facility in the U.S. for the purpose of responding to such requests. The undertaking in subparagraph (i) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(g) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of London, England, on February 2, 2005.

WPP FINANCE (UK)

By:	/s/ PAUL W. G. RICHARDSON
Name: Paul W. G. Richardson
Title: Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement on Form F-4 has been signed by the following persons in the following capacities and on the dates indicated.

/S/ PAUL W. G. RICHARDSON Paul W. G. Richardson	Director (Principal Financial and Executive Officer)	February 2, 2005

/S/ ANDREW SCOTT* Andrew Scott	Director	February 2, 2005

/S/ CHRIS SWEETLAND* Chris Sweetland	Director	February 2, 2005

*By:	/S/ PAUL W. G. RICHARDSON
Paul W. G. Richardson Attorney-in-Fact

SIGNATURES

Pursuant to Amendment No. 2 to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of London, England, on February 2, 2005.

WPP GROUP PLC

By:	/S/ PAUL W. G. RICHARDSON
Name: Paul W. G. Richardson
Title: Group Finance Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement on Form F-4 has been signed by the following persons in the following capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP LADER* Philip Lader	Chairman (non-executive) of the Board of Directors	February 2, 2005

/S/ SIR MARTIN SORRELL* Sir Martin Sorrell	Group Chief Executive (Principal Executive Officer and Director)	February 2, 2005

/S/ PAUL W. G. RICHARDSON Paul W. G. Richardson	Group Finance Director (Principal Financial Officer and Director)	February 2, 2005

/S/ DAVID BARKER* David Barker	Group Financial Controller (Controller)	February 2, 2005

/S/ BETH AXELROD* Beth Axelrod	Executive Director and Authorized Representative in the United States	February 2, 2005

/S/ HOWARD PASTER* Howard Paster	Executive Director	February 2, 2005

Signature	Title	Date

Esther Dyson	Non-Executive Director

Orit Gadiesh	Non-Executive Director

David H. Komansky	Non-Executive Director

/S/ CHRISTOPHER MACKENZIE* Christopher Mackenzie	Non-Executive Director	February 2, 2005

/S/ STANLEY W. MORTEN* Stanley W. Morten	Non-Executive Director	February 2, 2005

Koichiro Naganuma	Non-Executive Director

/S/ JOHN A. QUELCH* John A. Quelch	Non-Executive Director	February 2, 2005

/S/ PAUL SPENCER* Paul Spencer	Non-Executive Director	February 2, 2005

Jeffery Rosen	Non-Executive Director

*By:	/S/ PAUL W. G. RICHARDSON
Paul W. G. Richardson Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit Title
2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 11, 2000, by and among WPP Group plc, Young & Rubicam Inc., York Merger Corp. and York II Merger Corp. (incorporated herein by reference to Exhibit 2 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 25, 2000).

3.1	Memorandum and Articles of Association of WPP Group plc (incorporated herein by reference to Exhibit 1.1 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

3.2	Memorandum and Articles of Association of WPP Finance (UK).*

4.1	Amended and Restated Deposit Agreement, dated as of October 24, 1995, among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a) of the Registration Statement on Form F-6 filed with the Securities and Exchange Commission on October 31, 1996 (File No. 333-5906)).

4.2	Amendment No. 1 to Amended and Restated Deposit Agreement, dated as of November 9, 1999, by and among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a)(i) of Amendment No. 1 to the Registration Statement on Form F-6 filed with the Securities and Exchange Commission on November 9, 1999 (File No. 333-5906)).

4.3	Form of Amendment No. 2 to Amended and Restated Deposit Agreement, dated as of October 3, 2000, among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a)(i) of Amendment No. 2 to the Registration Statement on Form F-6, filed with the Securities and Exchange Commission on October 2, 2000 (File No. 333-5906).

4.4	Form of Amendment No. 3 to Amended and Restated Deposit Agreement, dated as of May 17, 2002, among WPP Group plc, Citibank, N.A., as Depositary, and all holders and beneficial owners from time to time of American Depositary Receipts issued thereunder (incorporated herein by reference to Exhibit (a)(i) of Amendment No. 3 to the Registration Statement on Form F-6, filed with the Securities and Exchange Commission on April 19, 2002 (File No. 333-5906).

4.5	Indenture dated as of January 20, 2000 between Young & Rubicam Inc. and The Bank of New York as trustee (incorporated herein by reference to Exhibit 10.28 to Young & Rubicam Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-14093)).

4.6	Form of 3% Convertible Subordinated Note due 2005 (incorporated herein by reference to Exhibit A to Exhibit 10.28 to Young & Rubicam Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-14093)).

4.7	Form of First Supplemental Indenture to the Indenture dated as of January 20, 2000 for the 3% Convertible Subordinated Notes due 2005, among Young & Rubicam Inc., WPP Group plc, and The Bank of New York (incorporated herein by reference to Exhibit 4.7 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 29, 2000 (File Nos. 333-43650 and 333-43640)).

Exhibit No.	Exhibit Title
4.8	Form of Second Supplemental Indenture to the Indenture dated as of January 20, 2000 for the 3% Convertible Subordinated Notes due 2005, among Young & Rubicam Inc., WPP Group plc, and The Bank of New York (incorporated herein by reference to Exhibit 4.8 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 29, 2000 (File Nos. 333-43650 and 333-43640)).

4.9	Indenture dated as of July 15, 1998 between WPP Finance (USA) Corporation, WPP Group plc and Bankers Trust Company, as Trustee, in connection with the issuance of 6 5/8% Notes due July 15, 2005 and 6 7/8% Notes due July 15, 2008 (incorporated herein by reference to Exhibit 4.1 to WPP Finance (USA) Corporation’s and WPP Group plc’s Registration Statement on Form F-3 filed with the Securities and Exchange Commission on July 8, 1998 (File No. 333-9058)).

4.10	Forms of 6 5/8% Notes due July 15, 2005 and 6 7/8% Notes due July 15, 2008 (incorporated herein by reference to Exhibit 4.2 to WPP Finance (USA) Corporation’s and WPP Group plc’s Registration Statement on Form F-3 filed with the Securities and Exchange Commission on July 8, 1998 (File No. 333-9058)).

4.11	Agreement of Registrant to file, if requested by Securities and Exchange Commission, indenture and form of notes relating to the issuance of 5.125% Bonds due June 2004 and the issuance of 6.0% Bonds due June 2008 (incorporated herein by reference to Exhibit 2.12 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

4.12	Agreement of Registrant to file, if requested by the Securities and Exchange Commission, indentures and forms of notes relating to the issuance of 2% Convertible Bonds due April 2007 (incorporated by reference to Exhibit 2.14 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2001).

4.13	Form of Supplemental Indenture, dated as of December 30, 2003, among WPP Finance (USA) Corporation, WPP Group plc and Deutsche Bank Trust Company (formerly Bankers Trust Company), as Trustee, supplementing the Indenture dated as of July 15, 1998 pertaining to the issuance of 6 5/8% Notes due July 15, 2005 and 6 7/8% Notes due July 15, 2008 (incorporated here by reference to Exhibit 2.16 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003).

4.14	Indenture, dated as of June 23, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, and Citibank, N.A., as Trustee.*

4.15	First Supplemental Indenture, dated as of June 23, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, and Citibank, N.A., as Trustee, in connection with the issuance of U.S.$650,000,000 5.875% Notes due 2014.*

4.16	Form of 5.875% Notes Due 2014 (included as part of Exhibit 4.15).

4.17	Form of Guarantee of 5.875% Notes due 2014 (included as part of Exhibit 4.15).

5.1	Opinion of Davis & Gilbert LLP re legality.*

5.2	Opinion of Allen & Overy LLP re legality.*

10.1	Registration Agreement dated as of January 20, 2000 between Young & Rubicam Inc. and Salomon Smith Barney Inc., Bear Stearns & Co. Inc., Donaldson Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Thomas Weisel Partners LLC (incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed by Young & Rubicam Inc. with the Securities and Exchange Commission on April 17, 2000 (Reg. No. 333-34948)).

Exhibit No.	Exhibit Title
10.2	Form of Amendment to Registration Agreement between Young & Rubicam Inc. and the initial purchasers of Young & Rubicam’s 3% Convertible Subordinated Notes due 2005 (incorporated herein by reference to Exhibit 4.10 of Amendment No. 1 to the Registration Statement on Form F-4 filed with the Securities and Exchange Commission on August 29, 2000 (File Nos. 333-43650 and 333-43640)).

10.3	$750 Million Credit Facility Agreement dated September 4, 2001 (incorporated by reference to Exhibit 2.15 of WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2001).

10.4	Consolidated Revolving Credit Facility Agreement, dated July 3, 1998, amending, modifying and restating the Revolving Credit Facility Agreement dated July 4, 1997 by and between WPP Group plc, the original Borrowers, the Guarantors, Bankers Trust Company (as facility agent) and the Lenders and Arrangers referred to therein (incorporated by reference to Exhibit 1(b) of the Annual Report on Form 20-F filed with the Securities and Exchange Commission on July 2, 1999).

10.5	Revolving Credit Facility and Term Out Facility Agreement, dated August 7, 2000 (incorporated herein by reference to Exhibit 99.1 of Form 6-K filed with the Securities and Exchange Commission on August 28, 2000).

10.6	The WPP Executive Stock Option Plan (incorporated herein by reference to Exhibit 99 of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 6, 1996 (File No. 333-05368).

10.7	Leadership Equity Acquisition Plan, adopted by WPP Group plc in September 1999 (incorporated herein by reference to Exhibit 4.5 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.8	WPP Group plc Performance Share Plan (incorporated herein by reference to Exhibit 4.6 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.9	2001-2003 Long Term Incentive Plan (“LTIP”) The Ogilvy Group, Inc. Participant Guide (incorporated herein by reference to Exhibit 4.7 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.10	2001-2003 Long Term Incentive Plan (“LTIP”) J. Walter Thompson Company, Inc. Participant Guide (incorporated herein by reference to Exhibit 4.8 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.11	J. Walter Thompson Company, Inc. Retained Benefit Supplemental Employee Retirement Plan (incorporated herein by reference to Exhibit 4.9 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.12	Young & Rubicam Inc. Deferred Compensation Plan (incorporated herein by reference to Exhibit 10.26 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.13	Amendment No. 1 to Young & Rubicam Inc. Deferred Compensation Plan effective as of November 19, 1997 (incorporated by reference to Exhibit 10.26 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1998).

10.14	Amendment No. 2 to Young & Rubicam Inc. Deferred Compensation Plan effective as of January 1, 1999 (incorporated herein by reference to Exhibit 10.27 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1998).

Exhibit No.	Exhibit Title
10.15	Young & Rubicam Holdings Inc. Restricted Stock Plan (incorporated herein by reference to Exhibit 10.4 to the Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.16	Young & Rubicam Holdings Inc. Management Stock Option Plan (incorporated herein by reference to Exhibit 10.5 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.17	Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.6 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.18	Amendment to Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated herein by reference from Exhibit 10.28 to Young & Rubicam’s Registration Statement on Form S-1 (File No. 333-46929)).

10.19	Amendment No. 2 to Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.23 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1999).

10.20	Young & Rubicam Inc. Director Stock Option Plan (incorporated herein by reference to Exhibit 10.25 to Young & Rubicam’s Annual Report on Form 10-K for the year ended December 31, 1999).

10.21	Young & Rubicam Inc. Executive Income Deferral Program (incorporated herein by reference to Exhibit 4.19 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.22	Ogilvy & Mather ERISA Excess Plan Summary Plan Description (incorporated herein by reference to Exhibit 4.20 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.23	Ogilvy & Mather Executive Savings Plan Summary Plan Description, in connection with a 25% matching contribution (incorporated herein by reference to Exhibit 4.21 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.24	Ogilvy & Mather Executive Savings Plan Summary Plan Description, in connection with a 50% matching contribution (incorporated herein by reference to Exhibit 4.22 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.25	Ogilvy & Mather Deferred Compensation Plan Summary Plan Description (incorporated herein by reference to Exhibit 4.23 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2000).

10.26	2002-2004 LTIP Ogilvy & Mather Participant Guide (incorporated herein by reference to Exhibit 4.24 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2002).

10.27	2002-2004 LTIP J Walter Thompson Company, Inc. Participant Guide (incorporated herein by reference to Exhibit 4.25 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2002).

10.28	2003-2005 WPP LTIP Participant Guide (incorporated herein by reference to Exhibit 4.26 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003)

10.29	Leadership Equity Acquisition Plan, adopted by WPP Group plc on April 16, 2004 (incorporated herein by reference to Exhibit 4.27 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003).

Exhibit No.	Exhibit Title
10.30	Purchase Agreement, dated June 16, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, Barclays Capital Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets LLC, for themselves and on behalf of the several Initial Purchasers named on Schedule I thereto.*

10.31	Registration Rights Agreement, dated as of June 23, 2004, among WPP Finance (UK), as Issuer, WPP Group plc, as Guarantor, Barclays Capital Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, for themselves and on behalf of the several Initial Purchasers named in Schedule I to the Purchase Agreement dated June 16, 2004.*

12.1	Computation of Ratio of Earnings to Fixed Charges.*

21.1	List of subsidiaries of WPP Group plc (incorporated herein by reference to Exhibit 8.1 to WPP Group plc’s Annual Report on Form 20-F for the year ended December 31, 2003).

23.1	Consent of Davis & Gilbert LLP (included as part of Exhibit 5.1).
23.2	Consent of Allen & Overy LLP (included as part of Exhibit 5.2).

23.3	Consent of Independent Auditors.*

25.1	Statement of Eligibility of Trustee on Form T-1.*

99.1	Form of Letter of Transmittal.*

99.2	Form of Notice of Guaranteed Delivery.*

99.3	Form of Instructions to Registered Holder and/or DTC Participant from Beneficial Owner.*

99.4	Form of Letter to Registered Holders.*

99.5	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.*

*	Previously filed.